UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2021

ATOMERA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37850	30-0509586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 University Avenue, Suite 280

Los Gatos, California 95032

(Address of principal executive offices)

(408) 442-5248

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $0.001	ATOM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 30, 2021, our board of directors appointed Suja Ramnath to serve as a director of Atomera Incorporated until the next annual meeting of the stockholders of the company and until her successor is elected and qualified or until her earlier resignation or removal.

Since February 2017, Ms. Ramnath has served as president and chief executive officer of Integra Technologies, a developer of high-performance power RF semiconductors for the defense and aerospace industries. From October 2015 to February 2017, Ms. Ramnath served as division general manager of Analog Devices, a developer of transceiver technology platforms. Prior to that, Ms. Ramnath served in various business development and senior positions in the semiconductor industry since 1991. Ms. Ramnath holds a Bachelor of Science degree in Electrical Engineering from Northeastern University.

In connection with Ms. Ramnath’s appointment to the board, our board will grant Ms. Ramnath a restricted stock award with a value of $190,000. The grant will consist of a number of shares of restricted stock equal to $190,000 divided by the closing price of one share of Atomera common stock as reported on nasdaq.net on the trading day immediately preceding the date such grant is approved. The restricted share grant will vest in equal installments over a four-year period commencing on the date of grant. Ms. Ramnath’s annual compensation for serving as a member of the board will be $35,000 in cash and an annual restricted stock award with a value of $95,000, vesting on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders.

On December 30, 2021, Rinn Cleavelin, a member of our board of directors since 2009, notified us that he does not intend to stand for reelection to our board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATOMERA INCORPORATED

Dated: January 6, 2022	/s/ Francis B. Laurencio
Francis B. Laurencio, Chief Financial Officer

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